Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pershing Gold Corporation (the “Company”) on Form 10-K for the year ended December 31, 2013, as filed with the SEC on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen Alfers
Stephen Alfers
Chief Executive Officer and President
(Principal Executive Officer)
March 25, 2014

/s/ Eric Alexander
Eric Alexander
Vice President of Finance and Controller
(Principal Financial Officer)
March 25, 2014